                                  EXHIBIT 10.27

                        SETTLEMENT AND RELEASE AGREEMENT

         THIS SETTLEMENT AND RELEASE AGREEMENT ("Agreement") is made and entered into as of the 11th day of May, 2001, by and among Alexander E. Benton ("Alex"), Pamela Nicole Benton ("Nikki"), and Benton Oil and Gas Company, a Delaware corporation (the "Company").

                                 R E C I T A L S

         A. On or about the dates set forth below, the Company loaned Alex the sums set forth opposite the respective dates:

    ------------------------------------------------------------------------------------------------------------
         DATE            AMOUNT                DATE          AMOUNT                 DATE           AMOUNT
    ----------------------------------     -------------------------------      --------------------------------
            1/1/97        $409.256.28           3/18/98        325,000.00             6/10/98        229,000.00
    ----------------------------------     -------------------------------      --------------------------------
           6/27/97         538,046.87           4/13/98        140,000.00             6/15/98        293,000.00
    ----------------------------------     -------------------------------      --------------------------------
          12/19/97         535,000.00           5/14/98        110,000.00             7/29/98         42,000.00
    ----------------------------------     -------------------------------      --------------------------------
          12/29/97         300,000.00            6/1/98        184,000.00             8/28/98        830,400.00
    ----------------------------------     -------------------------------      --------------------------------
           3/17/98         153,300.73           6/10/98        116,000.00            10/15/98        400,000.00
    ------------------------------------------------------------------------------------------------------------

         B. Each of the loans referenced above in Recital A (collectively, the "Loans") is evidenced by a written promissory note dated the respective dates set forth above, which are in the respective principal face amounts set forth above (collectively, the "Old Notes").

         C. On or about November 30, 1998, for valuable consideration, Alex made, executed, and delivered to the Company the following promissory notes: a promissory note dated November 30, 1998, in the principal face amount of $601,753.64; and a promissory note dated November 30, 1998, in the principal face amount of $5,598,246.36 (collectively, the "New Notes"). The New Notes represented a renewal of existing, outstanding indebtedness.

         D. In order to secure the repayment of the Loans and Alex's payment and performance obligations under the New Notes, Alex granted the Company a security interest in the collateral that is more particularly described in that certain Security Agreement dated as of November 30, 1998, which Alex executed and delivered to the Company (the "1998 Security Agreement").

         E. On July 20, 1999, Alex commenced a bankruptcy case by filing a voluntary chapter 11 petition under the United States Bankruptcy Code, 11 U.S.C. Section Section 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, Santa Barbara Division (the "Bankruptcy Court"), under Case No. ND 99-12779-RR (the "Bankruptcy Case").

         F. On or about February 17, 2000, Alex and the Company entered into a Consulting Agreement, pursuant to which the Company retained Alex as an independent contractor to perform certain services for the Company (the "Consulting Agreement").

         G. On February 25, 2000, the Company filed its Proof of Claim (the "Company's Proof of Claim") in the Bankruptcy Case.

         H. On February 29, 2000, Nikki filed her Proof of Claim ("Nikki's Proof of Claim") in the Bankruptcy Case.


         I. On April 7, 2000, Alex filed an objection to Nikki's Proof of Claim ("Alex's Objection"). On April 25, 2000, the Company filed a joinder in Alex's Objection (the "Company's Joinder").

         J. The parties to this Agreement wish to settle and resolve certain disputes and controversies between and/or among them in the manner set forth in this Agreement.

         NOW THEREFORE, intending to be legally bound, and in consideration of the recitals set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, Alex, Nikki, and the Company agree as follows:

         1. RECITALS. The Recitals set forth above are incorporated into and are made a part of this Agreement.

         2. LIQUIDATION OF CERTAIN NON-EXEMPT ASSETS; NET PROCEEDS. In consideration of the Company's and Nikki's agreement to enter into the transactions contemplated in this Agreement, Alex agrees to liquidate promptly (or cause the prompt liquidation of) all of the non-exempt assets in Alex's bankruptcy estate, with the exception of those assets set forth on the attached EXHIBIT A. From the Net Proceeds of the liquidation of those assets, Alex will promptly pay (or cause to be paid): first, all chapter 11 administrative and other chapter 11 expenses (including those of the Office of the U.S. Trustee) in such respective amounts as the Bankruptcy Court directs; second, all of the claims of the secured creditors listed on the attached EXHIBIT B, in the respective amounts set forth therein; third, all of the claims of the general unsecured creditors listed on the attached EXHIBIT C, in the respective amounts set forth therein; and fourth, the balance of the Net Proceeds to the Company (the "Company's Share of Net Proceeds"). (As used in this Agreement, the term "Net Proceeds" means the proceeds of sale minus ordinary and necessary costs of sale.)

            2.1. RESTRICTED ACCOUNTS. In consideration of the Company's agreement to enter into the transactions contemplated in this Agreement, Alex covenants and agrees that after the payment of all allowed claims and administrative expenses as set forth above in section 2, and except for the proceeds from the sale of Alex's 1997 Land Rover, all sums remaining in any restricted or other account over which the Bankruptcy Court has jurisdiction, or from which withdrawals can be made only with Bankruptcy Court approval, will be paid to the Company in reduction of the outstanding balance of the sums due under the Loans. Alex covenants and agrees further that any plan of reorganization that he proposes in his Bankruptcy Case will include a provision incorporating the terms of this section 2.1.

         3. TERMINATION OF CONSULTING AGREEMENT. Alex and the Company mutually agree that: (a) the Consulting Agreement will be terminated as of the date of this Agreement, and for purposes of the Consulting Agreement, the termination will be deemed to have occurred under either section 6(a) or 6(b)(ii) of the Consulting Agreement; (b) except as set forth in the following subsection (c), Alex freely, knowingly, and voluntarily waives any and all of his rights and the Company's obligations to him under section 3 ("Consulting Fees and Expenses") of the Consulting Agreement, including but not limited to his right to receive consulting fees for the months of March, April, and May, 2001; (c) simultaneously with the execution and delivery of this Agreement by all of the parties to this Agreement, the Company will cause a final consulting fee payment of $36,000 to be made to Alex by delivering to Nikki (at Alex's express request) a regular check in the amount of $36,000 which is made payable to Nikki's order; and

(d) Alex freely, knowingly, and voluntarily waives any and all of his rights and the Company's obligations to him under section 5 ("Right of First Refusal") of the Consulting Agreement.

         4. LIQUIDATION OF STOCK AND STOCK OPTIONS. Alex covenants and agrees that simultaneously with the execution and delivery of this Agreement by all of the parties to this Agreement, he will execute and deliver to the Company an Amended and Restated Pledge Agreement in the form attached hereto as EXHIBIT D, pursuant to which he ratifies and reaffirms his previous grant to the Company of a perfected first lien against and security interest in 600,000 shares of the Company's stock and the stock options that are more particularly described therein (collectively, the "BNO Stock"). Alex covenants and agrees that at such times and in such amounts as the Company directs in its sole discretion, he will exercise his stock options, and he will sell the resulting shares together with his existing Company stock (in such amounts and at such times as the Company directs in its sole discretion), with all of the after-tax proceeds going to the Company. Alex acknowledges and agrees that the Company may effect the sale of the BNO Stock pursuant to the power of attorney granted by Alex to the Company in the Amended and Restated Pledge Agreement. The Company acknowledges and agrees that it will not effect an exercise of the stock options unless the market price of the stock at the time of the exercise is greater than the exercise price, the cost of exercise, and any tax attributable to the transaction. Nikki acknowledges and agrees that for the purposes of this Agreement, she has no right, title, or interest in or to any of the BNO Stock, as to which it is not anticipated there will ever be sufficient proceeds from the sale thereof to satisfy Alex's debt to the Company. Notwithstanding the foregoing, in the event that there are proceeds from the sale of the BNO Stock which are in excess of the then-outstanding aggregate indebtedness due to the Company (and net of income tax which must be paid by Alex), then the Company will turn over such excess sale proceeds to Alex and/or Nikki, either pursuant to the express provisions of a writing that is signed by both Alex and Nikki, or in accordance with the provisions of a final, nonappealable order entered by a court of competent jurisdiction.

         5. NO DEFENSES TO INDEBTEDNESS. Alex confirms, acknowledges, and agrees that: (a) as of January 31, 2001, the aggregate outstanding principal balance of the Loans is $6,209,725.30 (exclusive of accrued interest and attorneys' fees and expenses); (b) the Company has performed all obligations and duties owed to Alex as of the date of this Agreement; and (c) as of the date of this Agreement, Alex has no defenses, set-offs, or counterclaims to the indebtedness evidenced by the Old Notes or the New Notes or with respect to the performance or observance by him of any representation, covenant, or other agreement contained in any of the documents that evidence or secure the Loans.

         6. ALEX'S RELEASE OF THE COMPANY. In consideration of the Company's agreement to enter into the transactions contemplated in this Agreement, and except for the Company's obligations to Alex under this Agreement, Alex, for himself and his heirs, executors, administrators, legal representatives, successors, and assigns, and all persons claiming by or through them (collectively, the "Alex Releasors"), hereby releases and discharges the Company, and each of its subsidiary and affiliated corporations, and their respective predecessors, successors, and assigns, and each of their respective directors, officers, employees, attorneys, accountants, consultants, insurers, representatives, and agents (collectively, the "BNO Releasees"), from and against any and all actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guarantees, representations, judgments, claims, liabilities, obligations, torts, damages, liens, costs, expenses, and demands whatsoever, at law or in equity, whether past or present, or known or unknown, or foreseen or unforeseen, or direct or indirect, or fixed or contingent, or for contribution or indemnity, which against the BNO Releasees, or any of them, the Alex Releasors, or any of them, ever had or now have, arising out of, resulting from, or relating in any way whatsoever to the

Bankruptcy Case and/or the Loans and/or the Old Notes and/or the New Notes and/or the 1998 Security Agreement and/or the Company's Proof of Claim and/or the Consulting Agreement (except for Alex's rights, if any, under section 4 of the Consulting Agreement) and/or any and all business or other transactions between Alex and the Company.

          ALEX HEREBY ACKNOWLEDGES AND KNOWINGLY, FREELY AND VOLUNTARILY WAIVES THE BENEFITS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         7. COMPANY'S RELEASE OF ALEX. In consideration of Alex's agreement to enter into the transactions contemplated in this Agreement, and except for Alex's obligations to the Company under this Agreement, the Company, for itself and its successors and assigns (collectively, the "Company Releasors"), hereby releases and discharges Alex, and his heirs, executors, administrators, legal representatives, successors, and assigns (collectively, the "Alex Releasees"), from and against any and all actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guarantees, representations, judgments, claims, liabilities, obligations, torts, damages, liens, costs, expenses, and demands whatsoever, at law or in equity, whether past or present, or known or unknown, or foreseen or unforeseen, or direct or indirect, or fixed or contingent, or for contribution or indemnity, which against the Alex Releasees, or any of them, the Company Releasors, or any of them, ever had or now have, arising out of, resulting from, or relating in any way whatsoever to the Loans and/or the Old Notes and/or the New Notes and/or the 1998 Security Agreement and/or the Company's Proof of Claim.

          THE COMPANY HEREBY ACKNOWLEDGES AND KNOWINGLY, FREELY AND VOLUNTARILY WAIVES THE BENEFITS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         8. NIKKI'S RELEASE OF THE COMPANY. In consideration of Company's agreement to enter into the transactions contemplated in this Agreement, and except for the Company's obligations to Nikki under this Agreement, Nikki, for herself and her heirs, executors, administrators, legal representatives, successors, and assigns, and all persons claiming by or through them (collectively, the "Nikki Releasors"), hereby releases and discharges the BNO Releasees from and against any and all actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guarantees, representations, judgments, claims, liabilities, obligations, torts, damages, liens, costs, expenses, and demands whatsoever, at law or in equity, whether past or present, or known or unknown, or foreseen or unforeseen, or direct or indirect, or fixed or contingent, or for contribution or indemnity, which against the BNO Releasees, or any of them, the Nikki Releasors, or any of them, ever had or now have, arising out of, resulting from, or relating in any way whatsoever to the Bankruptcy Case and/or the Loans and/or the Old Notes and/or the New Notes and/or the 1998 Security Agreement and/or Company's Proof of Claim and/or Nikki's Proof of Claim and/or Alex's Objection and/or the Company's Joinder and/or the Consulting Agreement (except for Alex's rights, if any, under section 4 of the Consulting Agreement) and/or any and all business or other transactions between Alex and the Company.

          NIKKI HEREBY ACKNOWLEDGES AND KNOWINGLY, FREELY AND VOLUNTARILY WAIVES THE BENEFITS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Nothing contained in the foregoing release by Nikki of the BNO Releasees will affect, modify, add, or delete any rights, entitlements, and/or defenses that exist between Nikki and Alex with respect to the pending family court case in which they are the two litigants.

         9. COMPANY'S RELEASE OF NIKKI. In consideration of Nikki's agreement to enter into the transactions contemplated in this Agreement, and except for Nikki's obligations to the Company under this Agreement, the Company Releasors hereby release and discharge Nikki, and her heirs, executors, administrators, legal representatives, successors, and assigns (collectively, the "Nikki Releasees"), from and against any and all actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guarantees, representations, judgments, claims, liabilities, obligations, torts, damages, liens, costs, expenses, and demands whatsoever, at law or in equity, whether past or present, or known or unknown, or foreseen or unforeseen, or direct or indirect, or fixed or contingent, or for contribution or indemnity, which against the Nikki Releasees, or any of them, the Company Releasors, or any of them, ever had or now have, arising out of, resulting from, or relating in any way whatsoever to the Bankruptcy Case and/or Alex's Objection and/or the Company's Joinder.

          THE COMPANY HEREBY ACKNOWLEDGES AND KNOWINGLY, FREELY AND VOLUNTARILY WAIVES THE BENEFITS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         10. Upon the conditions set forth in this section 10, Alex will assume and pay Alex and Nikki's (a) 2000 federal and state income tax liability, including penalties and interest and (b) all tax liability, including penalties and interest, arising from all previously filed joint tax returns and indemnify and hold Nikki free and harmless therefrom. Alex covenants and agrees that his payment of the tax liabilities described in this section 10 (excluding any and all capital gains tax liability arising from his sale of the Carpinteria Property, the payment for which will come from Alex's bankruptcy estate) will come from his exempt assets or from his share of the Carmel Property's Net Proceeds (if any), or from his post-petition earnings, and not from his bankruptcy estate. Alex covenants and agrees further that he will seek to exclude the maximum allowable amount of gain attributable to the sale of 285 Toro Canyon Road, Carpinteria, California (the "Carpinteria Property") pursuant to the relevant provisions of the Internal Revenue Code. (As used in this Agreement, the "Carmel Property" means the premises commonly known and numbered as 29703 Peter Pan Road, Carmel, California.)

         11. PAYMENT OF PERCENTAGE OF INCOME. If the aggregate of the amounts paid by Alex to the Company under all of the other sections of this Agreement is less than the then-outstanding amounts due under the Loans (including principal, accrued interest, and attorneys' fees and costs) (collectively, the "Loan Balance"), Alex covenants and agrees that if in any one calendar year his income (in whatever form and from whatever source) exceeds US$2,000,000 (or if in any two-calendar-year rolling period his income (in whatever form and from whatever source exceeds US$4,000,000), then Alex will pay to the Company an amount equal to twenty percent (20%) of that amount within ninety (90) days of the end of the respective period; provided, however, that the aggregate amount paid by Alex under this section 11 will not exceed the Loan Balance. Notwithstanding any other term or provision contained in this Agreement, Alex and the Company acknowledge and agree that Alex's obligations under this section 11 will terminate at the conclusion of two (2) years following the entry of an order of the Bankruptcy Court confirming a plan of reorganization in the Bankruptcy Case.

         12. COVENANT NOT TO SUE. Each of the parties to this Agreement covenants and agrees that it will not sue, directly or indirectly or derivatively, any of the other parties to this Agreement, or any of their subsidiaries or affiliates, or otherwise interfere with any of such other party's rights. Each of the parties to this Agreement represents and warrants to each of the other parties to this Agreement that it has not previously assigned, in whole or in part, to any person or entity, any of its right, title, or interest in or to any claims or causes of action against any other party to this Agreement. Each of the parties to this Agreement covenants and agrees further that all disputes, claims, and controversies between or among them concerning the interpretation or enforcement of this Agreement, or any other matter arising out of or relating to this Agreement, will be arbitrated pursuant to the provisions of section 24 of this Agreement. Notwithstanding the preceding provisions of this section 12 or any other term or provision contained in this Agreement, Alex and Nikki acknowledge and agree that there is a pending family court case in which they are the two litigants, and that litigation will proceed following the entry of the Order (as that term is defined below in section 21).

         13. SUCCESSORS AND ASSIGNS. This Agreement inures to the benefit of and binds the parties to this Agreement and their respective successors, assigns, agents, representatives, heirs, executors, administrators, and all persons claiming by or through them, and the words "Alex," "Nikki," and "Company," whenever occurring in this Agreement, will be deemed to include such respective successors, assigns, agents, representatives, heirs, executors, administrators, and all persons claiming by or through them.

         14. TIME. The parties to this Agreement agree that time is of the essence with respect to all of the provisions of this Agreement.

         15. COUNTERPART ORIGINALS. This Agreement may be executed in three counterparts, each of which will be deemed to be an original as against the party whose "ink original" or facsimile signature appears thereon, and all of such counterparts will together constitute one and the same instrument. Each party to this Agreement who delivers a facsimile signature will promptly thereafter deliver to each of the other parties to this Agreement a counterpart original of this Agreement bearing an "ink original" signature.

         16. SECTION HEADINGS. The section headings and captions herein are for convenience of reference only and will not be deemed to limit, impair, or affect the meaning, interpretation and construction of any of the terms or provisions of this Agreement.

         17. GENDER; NUMBER. Words used in this Agreement, regardless of the number or gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         18. ADDITIONAL ACTIONS. Each of the parties to this Agreement covenants and agrees that it will take promptly such additional actions and will execute such additional documents and instruments as are reasonably necessary to effectuate the transactions contemplated by this Agreement.

         19. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Agreement will not inure to the benefit of any party that is not a party to this Agreement. Nothing contained in this Agreement will be construed to create any rights, claims, or causes of action in favor of any third party against any party to this Agreement.

         20. NOTICES. All notices and communications under this Agreement will be in writing and will be: (a) delivered in person; or (b) sent by fax; or (c) mailed, postage prepaid, either by certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

              To Alex:              Mr. Alexander E. Benton
                                    c/o Michaelson, Susi & Michaelson
                                    Attn: Mr. Jay L. Michaelson
                                    7 W. Figueroa St., 2nd Floor
                                    Santa Barbara, CA  93101
                                    Fax: (805) 965-7351

              To Nikki:             Ms. Pamela Nicole Benton
                                    c/o Goldenring & Prosser
                                    Attn: Mr. Peter Goldenring
                                    6050 Seahawk St.
                                    Ventura, CA  93003
                                    Fax: (805) 642-3145

              To Company:           Benton Oil and Gas Company
                                    Attn: General Counsel
                                    6267 Carpinteria Ave., Suite 200
                                    Carpinteria, CA 93013
                                    Fax: (805) 566-5610

All notices sent pursuant to the terms of this section 20 will be deemed received: (1) if sent by fax during the recipient's regular business hours, on the day sent if a business day, or if such day is not a business day or if such fax is sent after the recipient's regular business hours, then on the next business day; or (2) if sent by overnight, express carrier, on the next business day immediately following the day sent; or (3) if sent by certified mail, on the third business day following the day sent. A copy of any notice sent by fax must be sent by regular mail as well. Each party to this Agreement may change the name of its representative to whom (and/or the address to which) notices (and/or courtesy copies of such notices) should be directed, provided that such party complies with the provisions of this section 20 regarding the methods for providing such notice.

         21. PLAN OF REORGANIZATION. This Agreement is subject to the Bankruptcy Court's entry in the Bankruptcy Case of a final, nonappealable order approving a plan of reorganization that incorporates the provisions of this Agreement (the "Order"). Alex agrees that promptly after the execution and delivery of this Agreement by all of the parties to this Agreement, he will cause his bankruptcy counsel to file a disclosure statement and proposed plan of reorganization, and will take such actions as are reasonably necessary and appropriate to obtain the Order.

         22. INTEGRATION CLAUSE. This Agreement constitutes the entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement, and there are no other terms, obligations, covenants, representations, statements or conditions except as set forth in this Agreement (including the Exhibits attached to this Agreement). No change or amendment to this Agreement will be effective unless it is contained in a document entitled "Amendment to Settlement and Release Agreement," and is executed by each of the parties to this Agreement. Failure to insist upon strict compliance with any term or provision of this Agreement will not be deemed to be a waiver of any rights under a subsequent act or failure to act. Each of the parties to this Agreement acknowledges and agrees that in the event of any subsequent litigation, arbitration proceeding, controversy, or dispute concerning this Agreement, none of them will be permitted to offer or introduce into evidence any oral testimony concerning any oral promises or oral agreements between or among them that relate to the subject matter of this Agreement that are not included or referred to in this Agreement and that are not evidenced by a writing entitled "Amendment to Settlement and Release Agreement" which is signed by each of the parties to this Agreement.

         23. JURY TRIAL WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, FREELY, AND VOLUNTARILY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO: (A) THIS AGREEMENT; OR (B) ANY OF THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT; OR (C) ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES, OR OTHER REPRESENTATIVES, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING. ALEX AND NIKKI ACKNOWLEDGE AND AGREE THAT THIS JURY TRIAL WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR COMPANY TO ENTER INTO THIS AGREEMENT. THIS JURY TRIAL WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS OF THIS AGREEMENT, AND TO ANY OTHER DOCUMENTS, INSTRUMENTS, OR AGREEMENTS RELATING TO THIS AGREEMENT OR BEING EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS OF SUCH DOCUMENTS, INSTRUMENTS, AND AGREEMENTS. ALEX AND NIKKI REPRESENT AND WARRANT TO THE COMPANY THAT THEY HAVE REVIEWED THIS JURY TRIAL WAIVER WITH THEIR RESPECTIVE ATTORNEYS AND THAT THEY HAVE WAIVED THEIR RIGHT TO A JURY TRIAL AFTER CONSULTING WITH THEIR RESPECTIVE ATTORNEYS.

         24. GOVERNING LAW; ARBITRATION; VENUE; EQUITABLE RELIEF.

             24.1. GOVERNING LAW. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Each party to this Agreement agrees that all disputes, claims, and controversies between or among the parties to this Agreement concerning the interpretation or enforcement of this Agreement, or any other matter arising out of or relating to this Agreement, will be arbitrated pursuant to the provisions of this section 24.1.

             24.2. INITIATION OF ARBITRATION PROCEEDING. Any party to this Agreement may initiate an arbitration proceeding by making a written demand for arbitration and serving a notice of said demand upon the adverse party (or parties) in the manner provided in this Agreement, and upon the Oxnard regional office of JAMS. A written response to the demand must be served upon the initiating party and JAMS within ten (10) days of such adverse party's receipt of the demand.

             24.3. SELECTION OF ARBITRATOR. The arbitration will be conducted by a single arbitrator who is a retired judge associated with the Oxnard regional office of JAMS. The arbitrator will be selected in accordance with the JAMS Financial Services Arbitration Rules and Procedures then in effect (the "JAMS Rules") within fourteen (14) days of the service of the written demand for arbitration. If the parties to this Agreement cannot so agree upon the selection of the arbitrator within the fourteen (14) day period, then the arbitration will be conducted by a single arbitrator who will be a retired judge associated with the Oxnard regional office of JAMS, and who will be selected by JAMS within five
(5) days of the service of a written request that JAMS select the arbitrator.

             24.4. VENUE. Each party to this Agreement covenants and agrees that any arbitration proceeding instituted under the provisions of this Agreement will be conducted in Oxnard, California, through the Oxnard regional office of JAMS. THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE TO EACH OTHER THAT THE AGREEMENT TO ABIDE BY THE SPECIFIC PROVISIONS OF THIS SECTION 24.4. IS A MATERIAL INDUCEMENT TO IT TO ENTER INTO THIS AGREEMENT, AND EACH PARTY IS REASONABLY RELYING UPON THE OTHER PARTY'S REPRESENTATION TO DO SO.

             24.5. ARBITRATION HEARING AND AWARD. The arbitration hearing will be conducted within thirty (30) days of the appointment of the arbitrator. The arbitration will be conducted in accordance with the JAMS Rules. The arbitrator's award will be conclusive and binding on each of the parties to this Agreement. The arbitrator's award will provide, among other things, that the prevailing party in the arbitration is entitled to recover from the adverse party (or parties) its costs and expenses incurred in connection therewith including, without limitation, attorneys' fees as determined by the arbitrator, the costs of the arbitration, and actual out-of-pocket expenses including, without limitation, expert witness and consultants' fees. Judgment upon the arbitrator's award may be entered in any court of competent jurisdiction.

             24.6. EQUITABLE RELIEF. The Arbitrator has the authority to grant any party to this Agreement equitable relief on such terms and conditions as it deems reasonably necessary or appropriate.

         25. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement represents and warrants to each of the other parties to this Agreement that subject to section 21 of this Agreement, it has full power, authority, and legal right to execute, deliver, and comply with this Agreement and any other document or instrument relating to this Agreement to be executed by it. All individual, corporate, or other appropriate actions of each of the parties to this Agreement that are necessary or appropriate for the execution and delivery of and compliance with this Agreement and such other documents and instruments have been taken. Upon its execution and delivery, this Agreement will constitute the valid and legally binding obligation of each of the parties to this Agreement, enforceable against each of them in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally.

         26. CONFIDENTIALITY. Alex covenants and agrees that he will protect the confidential, trade secret, and/or proprietary character of all of the Company's Confidential Information. Alex further covenants and agrees that he will not, directly or indirectly, use or disclose any of the Company's Confidential Information, for so long as it remains proprietary and capable of being protected as confidential or trade secret information. For the purposes of this Agreement, "Confidential Information" means, without limitation, all of the following, irrespective of whether it is or was reduced to writing which Alex received, had access to, in whole or in part, in connection with his employment with the Company so long as such Confidential Information remains propriety and capable of being protected as confidential or trade secret information:

             (a) geological and geophysical data and maps, models and interpretations relating to the Company's assets, fields, production, and/or wells;

             (b) commercial, contractual, financial reserve, and production data related to the Company or its production, assets, and/or fields;

             (c) specialized production processes and marketing techniques and arrangements to enhance or recover oil and gas from the Company's assets, fields, and/or wells;

             (d) computer software specifically developed for the enhancement of the production from the company's assets, wells, and/or fields; and

             (e) any other materials and/or information materially related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities.

         27. BENEFIT OF COUNSEL; INFORMED REVIEW. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND REPRESENTS TO EACH OF THE OTHER PARTIES TO THIS AGREEMENT THAT:
(A) THE PROVISIONS OF THIS AGREEMENT AND THEIR LEGAL EFFECT HAVE BEEN FULLY EXPLAINED TO IT BY ITS OWN COUNSEL; (B) IT HAS RECEIVED INDEPENDENT LEGAL ADVICE FROM COUNSEL OF ITS OWN SELECTION; (C) IT FULLY UNDERSTANDS THE FACTS AND HAS BEEN FULLY INFORMED AS TO ITS LEGAL RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT;
(D) THIS AGREEMENT IS BEING ENTERED INTO AND SIGNED BY IT KNOWINGLY, FREELY, AND VOLUNTARILY, AFTER HAVING RECEIVED SUCH LEGAL ADVICE AND WITH SUCH KNOWLEDGE; AND (E) ITS EXECUTION AND DELIVERY OF THIS AGREEMENT IS NOT THE RESULT OF ANY DURESS OR UNDUE INFLUENCE. BY EXECUTING THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND REPRESENTS TO EACH OF THE OTHER PARTIES TO THIS AGREEMENT THAT IT HAS READ THE ENTIRE AGREEMENT.

         IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date and year first above written.





/S/ Alexander E. Benton            /S/Pamela Nicole Benton
-------------------------          --------------------------------
ALEXANDER E. BENTON                PAMELA NICOLE BENTON



                                   BENTON OIL AND GAS COMPANY



                                   By:  /S/Peter J. Hill
                                       ----------------------------
                                        Peter J. Hill
                                        President and Chief Executive Officer

                                    EXHIBIT A

    (NON-EXEMPT ASSETS NOT SUBJECT TO SALE UNDER SECTION 2 OF THE AGREEMENT)



NON-EXEMPT ASSETS TO BE RETAINED BY ALEX, AND AGAINST WHICH THE COMPANY IS NOT ASSERTING A CLAIM:

-     All household furnishings and antiques

-     All paintings and artwork

-     All jewelry

-     The net sale proceeds of one 1997 Land Rover

-     One 1997 Range Rover

-     Ham radio equipment

-     Limited partnership interest in Hallwood Energy

-     Royalty interest in Colorado George Brown Partnership

-     Maintenance and landscaping equipment

-     The Carmel Property

OTHER NON-EXEMPT ASSETS NOT SUBJECT TO SALE UNDER SECTION 2, BUT AGAINST WHICH THE COMPANY IS ASSERTING A CLAIM:

-     The BNO Stock



The parties to this Agreement acknowledge and agree that Alex will retain possession of all of his exempt assets, subject to the outcome of the family court case presently pending between Alex and Nikki.

                                    EXHIBIT B

                               (SECURED CREDITORS)



----------------------------------------------------------------------------
NAME*                                             AMOUNT DUE (AS OF 1/12/01)
----------------------------------------------------------------------------
Peter M. Dearden                                                 $780,820.19
----------------------------------------------------------------------------
Santa Barbara Bank & Trust Co.                                 $1,635,010.66
----------------------------------------------------------------------------
Santa Barbara County Tax Collector                                $19,123.93
----------------------------------------------------------------------------

* Each of these three secured creditors was paid in full from the proceeds of the sale of the Carpinteria Property.

                                    EXHIBIT C

                          (GENERAL UNSECURED CREDITORS)



-------------------------------------------------------------------------------
NAME                                         AMOUNT DUE (AS OF 1/12/01)
-------------------------------------------------------------------------------
Citibank Choice                              $11,065.32
-------------------------------------------------------------------------------

                                    EXHIBIT D

                      AMENDED AND RESTATED PLEDGE AGREEMENT
                      -------------------------------------

         THIS AMENDED AND RESTATED PLEDGE AGREEMENT ("Agreement") is made and entered into as of the 11th day of May, 2001, by and between Alexander E. Benton ("Pledgor") and Benton Oil and Gas Company (the "Pledgee").

                                 R E C I T A L S

          A. Simultaneously with the execution and delivery of this Agreement by Pledgor and Pledgee, the parties are entering into that certain Settlement and Release Agreement dated this date (the "Settlement Agreement"), pursuant to which Pledgee has agreed to ratify, reaffirm, and restate its prior grant to Pledgee of a first lien against and perfected security interest in the collateral more specifically described herein. (Unless otherwise defined in this Agreement, capitalized terms in this Agreement will have the meanings ascribed to them in the Settlement Agreement.)

          B. Pledgor is executing this Agreement to induce Pledgee to enter into the transactions contemplated in the Settlement Agreement.

          NOW THEREFORE, intending to be legally bound, and in consideration of the recitals set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, Pledgor and Pledgee agree as follows:

          1. PLEDGE. In consideration of Pledgee's agreement to enter into the transactions contemplated in the Settlement Agreement, Pledgor ratifies, reaffirms, and restates its grant to Pledgee of a perfected first lien and security interest in: (a) 600,000 shares of the common stock of Borrower, evidenced by stock certificate number BC 0650, duly endorsed in blank and delivered to Pledgee simultaneously with Pledgor's execution and delivery of the 1998 Security Agreement; and (b) all unexercised stock options previously issued by Pledgee to Pledgor (collectively, the "Shares"). Pledgor appoints Pledgee its attorney-in-fact, and hereby grants to Pledgee an irrevocable power of attorney coupled with an interest, to arrange for the transfer of the Shares on the books of Borrower to the name of Pledgee, and to take any and all other actions necessary or appropriate to effect said transfer. Pledgee will hold the Shares as security for the payment and performance of all of Pledgee's obligations under the Loans, the Old Notes, the New Notes, and the Settlement Agreement (collectively, the "Obligations"), and will not encumber or dispose of the Shares except in accordance with the provisions of this Agreement. Pledgor acknowledges and agrees that upon the occurrence of a Liquidity Event (as defined below), Pledgee's first lien and security interest will continue in all Proceeds (as defined below) of the Shares. For the purposes of this Agreement,
(a) a "Liquidity Event" means the date when Pledgee sells substantially all of its assets and business to a third party, sells control of its equity securities to a third party or parties, or engages in any merger or other reorganization with a third party whereby the third party or parties acquire control; and (b) "Proceeds" means: (1) whatever is received upon the sale, exchange, collection, or other disposition of the Shares; (2) all payments and/or distributions made with respect to the Shares; and (3) and all cash and noncash proceeds thereof.

          2. DIVIDENDS. During the term of this Agreement, all dividends and other amounts received by Pledgee as a result of Pledgor's record ownership of the Shares will be applied against the outstanding balance of the Loans.

          3. VOTING RIGHTS. During the term of this Agreement, Pledgee will have the right to vote the Shares on all corporate questions.

          4. REPRESENTATIONS. Pledgor represents and warrants to Pledgee that except for the first lien against and perfected security interest in the Shares originally granted to Pledgee in the 1998 Security Agreement, there are no restrictions on the transfer of any of the Shares, and that Pledgor has the right to transfer the Shares free of any liens, claims, and/or encumbrances, and without obtaining the consent of any third party.

          5. ADJUSTMENTS. In the event that during the term of this Agreement any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Pledgee, all new, substituted, and/or additional shares or other securities issued by reason of any such change will be delivered promptly by Pledgor to Pledgee and will be held by Pledgee in the same manner as the Shares.

          6. WARRANTS AND RIGHTS. In the event that during the term of this Agreement, subscription warrants or any other rights or options are issued in connection with the Shares, then the warrants, rights, and options will be immediately assigned by Pledgee to Pledgor, and if exercised by Pledgor, all new shares or other securities so acquired by Pledgor will be immediately assigned to Pledgee to be held in the same manner as the Shares.

          7. PLEDGEE'S DISPOSITION OF SHARES. Pledgor acknowledges and agrees that at any time after the entry of the Order, Pledgee may exercise immediately in respect of the Shares, in addition to all other rights and remedies provided for in this Agreement, the Settlement Agreement, or otherwise available to it, all of the rights and remedies of a secured party upon default under the California Uniform Commercial Code and under applicable law. Among other things, without notice to Pledgor, Pledgee may sell all or any portion of the Shares in the manner and for the price that Pledgee reasonably determines, without liability for any diminution in price that may have occurred.

          8. SEVERABILITY. If for any reason one or more of the provisions of this Agreement or its or their application to any person or circumstance is held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions will, nevertheless, remain valid, legal and enforceable in all other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          9. SUCCESSORS AND ASSIGNS. This Agreement inures to the benefit of and binds the parties to this Agreement and their respective successors, assigns, agents, representatives, and all persons claiming by or through them, and the words "Pledgor" and "Pledgee," whenever occurring in this Agreement, will be deemed to include such respective successors, assigns, agents, representatives, and all persons claiming by or through them. Pledgor acknowledges and agrees that Pledgee may assign its interest in this Agreement to one of its affiliates or subsidiaries without the consent of or prior notice to Pledgor.

          10. TIME. The parties to this Agreement agree that time is of the essence with respect to all of the provisions of this Agreement.

          11. COUNTERPART ORIGINALS. This Agreement may be executed in two counterparts, each of which will be deemed to be an original as against the party whose "ink original" or facsimile signature appears thereon, and both of such counterparts will together constitute one and the same instrument. Each party to this Agreement who delivers a facsimile signature will promptly thereafter deliver to each of the other parties to this Agreement a counterpart original of this Agreement bearing an "ink original" signature.

          12. CAPTIONS. The captions or headings of the sections of this Agreement are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

          13. GENDER; NUMBER. Words used in this Agreement, regardless of the number or gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          14. ADDITIONAL ACTIONS. Each of the parties to this Agreement covenants and agrees that it will take promptly such additional actions and will execute such additional documents and instruments as are reasonably necessary to effectuate the transactions contemplated by this Agreement.

          15. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Agreement will not inure to the benefit of any party that is not a party to this Agreement. Nothing contained in this Agreement will be construed to create any rights, claims, or causes of action in favor of any third party against any party to this Agreement.

          16. INTERPRETATION. Each of the parties to this Agreement has been represented by independent counsel in the preparation and negotiation of this Agreement, and this Agreement will be construed according to the fair meaning of its language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be employed in interpreting this Agreement.

         17. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement represents and warrants to the other party to this Agreement that it has full power, authority and legal right to execute, deliver and comply with this Agreement and any other document or instrument relating to this Agreement to be executed by it. All individual, corporate, or other appropriate actions of each of the parties to this Agreement that are necessary or appropriate for the execution and delivery of and compliance with this Agreement and such other documents and instruments have been taken. Upon its execution and delivery, this Agreement will constitute the valid and legally binding obligation of each of the parties to this Agreement, enforceable against each of them in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally. Pledgor acknowledges that Pledgee has entered into this Agreement in reliance upon each of the representations and warranties made by Pledgor which are contained in this Agreement.

          18. INTEGRATION CLAUSE. This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter of this Agreement, and there are no other terms, obligations, covenants, representations, statements or conditions except as set forth in this Agreement (and the Settlement Agreement to which a copy of this Agreement is attached as EXHIBIT D). No change or amendment to this Agreement will be effective unless it is contained in a document entitled "Amendment to Pledge Agreement," and is executed by each of the parties to this Agreement. Failure to insist upon strict compliance with any term or provision of this Agreement will not be deemed to be a waiver of any rights under a subsequent act or failure to act. Each of the parties to this Agreement acknowledges and agrees that in the event of any subsequent litigation, arbitration proceeding, controversy or dispute concerning this Agreement, neither of them will be permitted to offer or introduce into evidence any oral testimony concerning any oral promises or oral agreements between them that relate to the subject matter of this Agreement that are not included or referred to in this Agreement and that are not evidenced by a writing entitled "Amendment to Pledge Agreement" which is signed by each of the parties to this Agreement.

          19. GOVERNING LAW; ARBITRATION. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Each party to this Agreement agrees that all disputes, claims and controversies among the parties to this Agreement concerning the interpretation or enforcement of this Agreement, or any other matter arising out of or relating to this Agreement, will be arbitrated pursuant to the provisions of the Settlement Agreement.

          20. NOTICES. All notices and communications under this Agreement will be in writing and will be delivered in accordance with the provisions of the Settlement Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the day and year first above written.

                                 BENTON OIL AND GAS COMPANY



/S/Alexander E. Benton           By: /S/Peter J. Hill
----------------------------         ------------------
ALEXANDER E. BENTON                  Peter J. Hill
                                     President and Chief Executive Officer